UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 3, 2007
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                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


           001-13579                                      04-2053130
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    (Commission File Number)                (I.R.S. Employer Identification No.)


1855 Boston Road, Wilbraham, MA                             01095
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (413) 731-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On August 3, 2007, Friendly Ice Cream Corporation (the "Company") issued a press release announcing selected financial results of the Company for the quarter and six months ended July 1, 2007, included herewith as Exhibit 99.1.


Item 9.01.      Financial Statements and Exhibits


(d)    Exhibits
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Exhibit Number          Exhibit Description
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99.1                    Friendly Ice Cream Corporation Press Release dated
                        August 3, 2007 announcing financial results for the quarter and six months ended July 1, 2007. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).
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

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 3, 2007      FRIENDLY ICE CREAM CORPORATION


                           By: /s/ PAUL V. HOAGLAND
                               -------------------------------------------------
                               Name:  Paul V. Hoagland
                               Title: Executive Vice President of Administration
                                      and Chief Financial Officer

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Exhibit Number          Exhibit Description
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99.1                    Friendly Ice Cream Corporation Press Release dated
                        August 3, 2007 announcing financial results for the quarter and six months ended July 1, 2007. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).
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